Exhibit 10.55

CHANGE ORDER FORM

Ingersoll Rand Vendor HAZOP Updates

PROJECT NAME: Sabine Pass LNG Stage 2 Liquefaction Facility	CHANGE ORDER NUMBER: CO-00035

DATE OF CHANGE ORDER: April 4, 2017

OWNER: Sabine Pass Liquefaction, LLC

CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc.

DATE OF AGREEMENT: December 20, 2012

The Agreement between the Parties listed above is changed as follows:

1.	Parties agreed, in Change Order CO-00029, Contractor shall perform process flares modification services in accordance with Exhibit A of that Change Order. Change Order CO-00029 did not include scope to close out HAZOP action items. This Change Order CO-00035 includes all scope of work resulting from the Ingersoll Rand vendor HAZOP design updates and associated materials and installation to close HAZOP action items.

2.	The cost breakdown for this Change Order is detailed in Exhibit A.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,769,000,000
Net change by previously authorized Change Orders (#0001-00034)	$82,094,838
The Contract Price prior to this Change Order was	$3,851,094,838
The Contract Price will be increased by this Change Order in the amount of	$268,322
The new Contract Price including this Change Order will be	$3,851,363,160

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit A.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ BT Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ___ Contractor ___ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky Owner	/s/ Bhupesh Thakkar Contractor

Ed Lehotsky Name	Bhupesh Thakkar Name

SVP E+C Title	Senior Project Manager Title

April 24, 2017 Date of Signing	May 6, 2017 Date of Signing

CHANGE ORDER FORM

Process Flare Provisional Sum Transfer

PROJECT NAME: Sabine Pass LNG Stage 2 Liquefaction Facility	CHANGE ORDER NUMBER: CO-00036

DATE OF CHANGE ORDER: April 4, 2017

OWNER: Sabine Pass Liquefaction, LLC

CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc.

DATE OF AGREEMENT: December 20, 2012

The Agreement between the Parties listed above is changed as follows:

1.	In Stage 1 Change Order CO-00057, Parties agreed to close the Process Flare Modifications Provisional Sum through February 26, 2017 and transfer any remaining portion of the process flare modification services to the Stage 2 Agreement. This Change Order CO-00036 incorporates the HPAA compressor supply and installation services portion of the process flare modification into the Stage 2 Agreement because this work was not completed as of February 26, 2017. The HPAA scope will be executed on a provisional sum basis and valued at Four Hundred Eighty-Four Thousand, Eight Hundred Thirty-Seven U.S. Dollars (U.S. $484,837).

2.	Article 2 of Attachment EE, Schedule EE-2 will be amended to add the below Article 2.7 which shall state the following:

2.7	Process Flare Modification Provisional Sum

The Aggregate Provisional Sum contains a Provisional Sum of Four Hundred Eighty-Four Thousand, Eight Hundred Thirty-Seven U.S. Dollars (U.S. $484,837) (“Process Flare Modification Provisional Sum”) for the performance of the Provisional Sum Process Flare Modification Work. If the actual cost incurred by Contractor for the Provisional Sum Process Flare Modification Work is less than the Process Flare Modification Provisional Sum, Owner shall be entitled to a Change Order reducing the Contract Price by such difference plus six percent (6%) of such difference; provided, however, the addition of such six percent (6%) of such difference shall not apply with respect to Contractor’s direct labor component of the under-run. If the actual cost incurred by Contractor for the Provisional Sum Process Flare Modification Work is greater than the Process Flare Modification Provisional Sum, Contractor shall be entitled to a Change Order increasing the Contract Price by such difference and six percent (6%) of such difference; provided, however, the addition of such six percent (6%) of such difference shall not apply with respect to Contractor’s direct labor component of the over-run. Contractor’s direct labor for the Provisional Sum Process Flare Modification Work will be billed in accordance with Schedule D-5, Attachment D of the Agreement.

3.	The following definition is hereby added to the Article 1.1 of Agreement:

a.	“Process Flare Modification Provisional Sum” has the meaning set forth in Attachment EE.

4.	The definition of “Provisional Sum” in Article 1.1 of the Agreement is hereby deleted and replaced with the following:

“Provisional Sum” means, collectively or individually, the Louisiana Sales and Use Tax Provisional Sum, the Insurance Provisional Sum, the Operating Spare Part Provisional Sum, the Soils Preparation Provisional Sum, the Existing Facility Labor Provisional Sum, the Additional Owner Site Office Provisional Sum, the Currency Provisional Sum, the Fuel Provisional Sum, and the Process Flare Modification Provisional Sum.

5.

Change Orders CO-00032, dated November 3, 2016, and CO-00034, dated January 25, 2017, closed out Provisional Sums with actual costs incurred of $0. The calculations of the Aggregate Provisional Sums incorrectly included fees in the amount $666,000 and $15,000, respectively. Therefore, the Aggregate Provisional Sum value stated in CO-00034 is deficient by $681,000. The correct value for the Aggregate

Provisional Sum prior to this Change Order is $269,172,726. This Change Order will increase the Aggregate Provisional Sum amount by Four Hundred Eighty-Four Thousand, Eight Hundred Thirty-Seven U.S. Dollars (U.S. $484,837) and the new Aggregate Provisional Sum value shall be Two Hundred Sixty-Nine Million, Six Hundred Fifty-Seven Thousand, Five Hundred Sixty-Three U.S. Dollars ($269,657,563).

6.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit A of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,769,000,000
Net change by previously authorized Change Orders (#0001-00035)	$82,363,160
The Contract Price prior to this Change Order was	$3,851,363,160
The Contract Price will be increased by this Change Order in the amount of	$484,837
The new Contract Price including this Change Order will be	$3,851,847,997

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit A.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees:    N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ BT Contractor /s/ EL Owner

~~“[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:          Contractor          Owner”~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky Owner	/s/ Bhupesh Thakkar Contractor

Ed Lehotsky Name	Bhupesh Thakkar Name

SVP E+C Title	Senior Project Manager Title

April 24, 2017 Date of Signing	April 6, 2017 Date of Signing